UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 19, 2020

Watford Holdings Ltd.
(Exact Name of Registrant as Specified in its Charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-38788 (Commission File No.)	98-1155442 (I.R.S. Employer Identification Number)
Waterloo House, 1st Floor 100 Pitts Bay Road, Pembroke HM 08, Bermuda (Address of principal executive offices)
(441) 278-3455 (Registrant’s telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	WTRE	Nasdaq Global Select Market
8½% Cumulative Redeemable Preference Shares	WTREP	Nasdaq Global Select Market

Item 8.01        Other Events.

On October 19, 2020, Watford Holdings Ltd. issued a press release, a copy which is attached hereto as Exhibit 99.1 and is hereby incorporated into this report by reference.

Item 9.01        Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release, dates October 19, 2020, issued by Watford Holdings Ltd.

Cautionary Note Regarding Forward-looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward−looking statements. This release or any other written or oral statements made by or on behalf of Watford and its subsidiaries may include forward−looking statements, which reflect Watford's current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward−looking statements, including statements regarding the pending merger with Arch and the unsolicited, non-binding proposal from Enstar; the expected benefits of the proposed transactions; and any assumptions underlying any of the foregoing. Forward−looking statements can generally be identified by the use of forward−looking terminology such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or their negative or variations or similar terminology. Forward−looking statements involve Watford's current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: uncertainties regarding any determinations made by Watford’s Board of Directors following its evaluation of the Enstar proposal, the actions of Arch in response to any Watford discussions with Enstar, the results of Watford's discussions with Enstar, and the impact of actions of other parties with respect to any discussions with Enstar and the potential consummation of the pending merger with Arch; Enstar's proposal is non-binding and may change; legal proceedings may be initiated against Watford or its directors related to the discussions with Enstar or the merger agreement with Arch; the business of Watford may suffer as a result of uncertainty surrounding the proposed transactions and there may be challenges with employee retention as a result of the proposed transactions; the proposed transactions may involve unexpected costs, liabilities or delays; adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and Watford's ability to maintain and improve its ratings; investment performance; the loss of key personnel; the adequacy of Watford's loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events, including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; Watford's ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses Watford has acquired or may acquire into its existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to Watford of reinsurance to manage the Watford's gross and net exposures; the failure of others to meet their obligations to Watford; changes in the method for determining the London Inter-bank Offered Rate (“LIBOR”) and the potential replacement of LIBOR and other factors identified in Watford's filings with the U.S. Securities and Exchange Commission (“SEC”).

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward−looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Watford does not undertake any obligation to publicly update or revise any forward−looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger with Arch, Watford intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A, and Watford and certain other persons, including Arch, intend to file a Schedule 13E-3 transaction statement with the SEC. Following the filing of the definitive proxy statement with the SEC, Watford will mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed merger with Arch. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the proxy statement, as well as other filings containing information about Watford, free of charge, from the SEC’s web site (www.sec.gov). Investors may also obtain Watford’s SEC filings in connection with the transaction, free of charge, by directing a request to Watford Holdings Ltd., Waterloo House, 1st Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda.

Participants in the Solicitation

Watford and its directors, executive officers and employees and certain other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Watford’s directors and executive officers is available in its definitive proxy statement for its 2020 annual meeting of shareholders filed with the SEC on April 14, 2020. This document can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement relating to the transaction when it becomes available. This document does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 19, 2020

WATFORD HOLDINGS LTD.

By:	/s/ Jonathan D. Levy
Name: Jonathan D. Levy Title: Chief Executive Officer

4